John Hancock
Disciplined Value Fund

SUMMARY PROSPECTUS 7–1–12 (as revised 9–21–12)

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the statement of additional information and most recent reports, online at www.jhfunds.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 1-888-972-8696 or by sending an e-mail request to info@jhfunds.com. The fund’s prospectus and statement of additional information, both dated 7-1-12, as supplemented, and most recent financial highlights information included in the shareholder report, dated 3-31-12, are incorporated by reference into this Summary Prospectus.

 Class R6: JDVWX

Investment objective

The fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	Class R6

Maximum front-end sales charge (load) on purchases as a % of purchase price	None

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)	Class R6

Management fee	0.72

Other expenses	1.60

Total annual fund operating expenses	2.32

Contractual expense reimbursement[1]	−1.50

Total annual fund operating expenses after expense reimbursements	0.82

1	The adviser has contractually agreed to reduce its management fee or, if necessary, make payment to the fund to the extent necessary to maintain the fund’s total operating expenses at 0.82% for Class R6 shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses, acquired fund fees and expenses paid indirectly and short dividend expense. The current expense limitation agreement will remain in effect through September 30, 2013, unless renewed by mutual agreement of the fund and the adviser based upon a determination that this is appropriate under the circumstances at the time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class R6

1 Year	84

3 Years	580

5 Years	1,104

10 Years	2,540

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 44% of the average value of its portfolio.

A Domestic Equity Fund

 John Hancock Disciplined Value Fund

Principal investment strategies

The fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with a market capitalization of $1 billion or greater and identified by the subadviser as having value characteristics.

The subadviser examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity and earnings growth and cash flow. The subadviser selects securities for the fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The fund may also invest up to 20% of its total assets in foreign currency-denominated securities.

The fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The fund may participate as a purchaser in initial public offerings of securities (IPO). An IPO is a company’s first offering of stock to the public.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past performance

The following performance information in the bar chart and table below illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year. However, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/InstitutionalPerformance, or by calling 1-888-972-8696 between 8:30 a.m. and 5:00 p.m., Eastern Time, on most business days.

Average annual total returns Performance of a broad-based market index is included for comparison. The S&P 500 Index shows how the fund’s performance compares with the returns of an index of stocks with a broad range of market capitalizations.

After-tax returns These reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

Class R6 shares were first offered on September 1, 2011. The returns prior to this date (through December 19, 2008) are based on the returns of the Robeco Boston Partners Large Cap Value Fund’s (predecessor fund) Institutional Class shares, first offered on January 2, 1997, and the returns of the fund’s Class I shares (from inception, December 22, 2008) which have been recalculated to apply the estimated fees and expenses of the fund’s Class R6 shares.

Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a with a lower price-to-book ratio and less-than-average growth orientation.

S&P 500 Index is an unmanaged index that includes 500 widely traded stocks.

Calendar year total returns — Class R6 (%)

Year-to-date total return The fund’s total return for the three months ended March 31, 2012 was 14.29%.

Best quarter: Q2 ’09, 18.24%

Worst quarter: Q4 ’08, -20.51%

Average annual total returns (%)	1 Year	5 Year	10 Year

as of 12-31-11

Class R6 before tax	0.41	0.00	4.45

After tax on distributions	−0.13	−0.64	3.54

After tax on distributions, with sale	0.94	−0.12	3.60

Russell 1000 Value Index	0.39	−2.64	3.89

S&P 500 Index	2.11	−0.25	2.92

Investment management

Investment adviser John Hancock Investment Management Services, LLC
Subadviser Robeco Investment Management, Inc.

Portfolio management

Mark E. Donovan, CFA Co-portfolio manager Managed the fund since inception	David J. Pyle, CFA Co-portfolio manager Managed the fund since 2005

Purchase and sale of fund shares

The minimum initial investment requirement for Class R6 shares of the fund is $1 million for all investors other than certain qualified plan investors. There is no minimum initial investment requirement for such qualified plan investors. There are no subsequent investment requirements. You may redeem shares of the fund on any business day by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our Web site: www.jhfunds.com or by telephone: 1-888-972-8696.

Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

 John Hancock Disciplined Value Fund

© 2012 John Hancock Funds, LLC    340R6SP 7-1-12 (as revised 9-21-12)    SEC file number: 811-21777